Exhibit 99.1 Three-Five Systems Presentation - at the 15th Annual Roth Capital Partners Growth Stock Conference on March 17, 2003 and the USDC Display Industry Investment Conference on March 18, 2003.

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Slide 1
NYSE:  TFS

Jack L. Saltich
Chief Executive Officer

Jeffrey D. Buchanan
Chief Financial Officer

Rajan Kapur
GM, PDS Microdisplays

TFS

Three-Five Systems, Inc.
    Tempe, Arizona
    www.threefive.com

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-------------------------------------------
Slide 2

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings with the SEC, including its 10K.

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Slide 3
Nasdaq Spin Off

We recently announced that we will separate our company into two publicly traded companies.

Today we will present:

         TFS Overview

               TFS Financials
        Three-Five Microdisplay (TFMD) Overview
               TFMD Financials
        Our plan and reasoning for a mid-year Spin-Off of Microdisplays

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Slide 4
TFS Today

Integrated Systems & Displays:
    Electronic Manufacturing Services
    STN, CSTN, TFT, OLED, Monitors

LCoS(R) Microdisplays:
    NTE (Near-to-eye)
    Projection

           Products:
           Components,
           Modules & Systems

           Services:
           Design, Sales Support,
           Manufacturing Capability

Graphics: HD Television, Cell Phone, Near-to-Eye Product

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Slide 5
TFS INCOME STATEMENT

----------------------------------   ----------   --------   ---------------
$ thousands, except per share data      2001       2002      Guidance: 2003
----------------------------------   ----------   --------   ---------------
Net Sales                             $119,136    $ 88,026   $140m-$160m
----------------------------------   ----------   --------   ---------------
Gross Margin %                            (2.0%)       3.3%
----------------------------------   ----------   --------   ---------------
Operating Costs                         27,274      29,292
Loss on Sale of Assets                       -       4,545
----------------------------------   ----------   --------   ---------------
Operating Income                       (30,126)    (31,200)
----------------------------------   ----------   --------   ---------------
Other Income                             3,617       3,576
----------------------------------   ----------   --------   ---------------
Net Income                             (17,746)    (16,971)
----------------------------------   ----------   --------   ---------------
EPS (diluted)                         $  (0.83)   $  (0.79)  $(0.39)-$(0.53)
----------------------------------   ----------   --------   ---------------


--------------------------------------------
Slide 6

TFS Balance Sheet ($ thousands)

-----------------------------------------------
                                    12/31/02
-----------------------------------------------
Cash & Short-term Investments       $ 80,567
-----------------------------------------------
Accounts Receivable                   16,970
-----------------------------------------------
Inventory                             19,876
-----------------------------------------------
Other Current Assets                   7,470
-----------------------------------------------

-----------------------------------------------
Plant & Equipment                     31,563
-----------------------------------------------
Intangibles and Goodwill              49,820
-----------------------------------------------
Other Long-term Assets                16,428
-----------------------------------------------

-----------------------------------------------
Total Assets                         222,694
-----------------------------------------------

-----------------------------------------------
Accounts Payable                       8,760
-----------------------------------------------
Other Short-term Liabs and Debt        8,266
-----------------------------------------------
Stockholder's Equity                 205,668
-----------------------------------------------

-----------------------------------------------
Total Liabilities and Equity         222,694
-----------------------------------------------

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Slide 7
TFS STRATEGY - CORE COMPETENCIES

Be a leading end-to-end provider of systems, utilizing a full spectrum of display technologies, and supporting every stage of product creation from initial design to high volume manufacturing.

-------------------------- ----------------------- ------------------------
Global Design Engineering  Strong Display          Domestic and Asia
                           Expertise and Product   Manufacturing
                           Portfolio
-------------------------- ----------------------- ------------------------


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Slide 8
GLOBAL FOOTPRINT

----------------- -----------------------   -----------------   ----------------
Corporate HR      Production/Distribution   Supply Chain        Design
Tempe, AZ         Facilities                Management          Engineering
                  Redmond, WA               Tempe, AZ           Tempe, AZ
                  Boston, MA                Manila,             Boston, MA
                  Manila, Philippines       Philippines         Beijing, China
                  Beijing, China            Beijing, China      Swindon, UK
----------------- -----------------------   -----------------   ----------------

Graphic shown: Map of the World with above locations marked

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Slide 9
SELECTED CUSTOMERS

Amana:                       Consumer Appliance
Avocent:                     Server Peripherals
Flextronics:                 Medical, Handsets
General Electric:            Consumer Appliance
Invensys:                    Industrial
Lifescan:                    Medical
Medtronics:                  Medical
Motorola:                    Handset, Telematics
Spacelabs:                   Medical
Toshiba/Synaptics:           Computer
Watchguard:                  Internet Peripherals

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Slide 10
<7" DISPLAY MARKET

---------------------------- -------  -------  --------  --------  ----------
                              2001     2002      2003      2004       2005
---------------------------- -------  -------  --------  --------  ----------
Industrial/Medical            1.232    1.279     1.36      1.438    1.523
---------------------------- -------  -------  --------  --------  ----------
Consumer                      1.787    1.779     2.08      2.308    2.465
---------------------------- -------  -------  --------  --------  ----------
Cellular                      3.538    4.064    4.233*     4.450    4.834**
---------------------------- -------  -------  --------  --------  ----------

x axis = year
y axis = dollars in billions

*Color - 25-35% in 2003
** Color - 45-55% in 2005

Source: SRI, various industry resources

Graphic shows: Cellular Phone, Radar Detector, Scanning Device

--------------------------------------------
Slide 11
EMS TFS DIFFERENTIATORS

No Debt

End-To-End Display Expertise
New Product Launch Mfg
High Volume Asian Plants
Optimal Capacity Placement

Worldwide EM Industry ($ in billions)

------------------------ ------- ------- ------- ------- ------- -------
                          2000    2001    2002    2003    2004    2005
------------------------ ------- ------- ------- ------- ------- -------
EMS Penetration          $106.1  $103.7  $133.1  $177.4  $231.6  $288.1
------------------------ ------- ------- ------- ------- ------- -------
EMS Penetration %          13.1%   13.9%   16.5%   20.6%   25.2%   28.9%
------------------------ ------- ------- ------- ------- ------- -------
Total Available Market   $808.4  $746.2  $805.2  $860.8  $920.1  $996.3
------------------------ ------- ------- ------- ------- ------- -------

x axis = year
y axis = dollars in billions

Source: Technology Forecasters and Credit Suisse First Boston Technology Group estimates.

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Slide 12
TFS INCOME STATEMENT

----------------------------------   ----------   --------   -----------------
$ thousands, except per share data      2001        2002      Guidance: 2003
----------------------------------   ----------   --------   -----------------
Net Sales                             $117,234    $ 86,587    $135m-$155m
----------------------------------   ----------   --------   -----------------
Gross Margin %                            (1.1%)      9.2%
----------------------------------   ----------   --------   -----------------
Operating Costs                         12,973     11,286
Loss on Sale of Assets                       -      4,545
----------------------------------   ----------   --------   -----------------
Operating Income                       (11,678)     (8,111)
----------------------------------   ----------   --------   -----------------
Other Income                             3,802      1,829
----------------------------------   ----------   --------   -----------------
Net Income                              (5,280)     (3,867)
----------------------------------   ----------   --------   -----------------
EPS (diluted)                         $  (0.25)   $ (0.18)    $(0.06)-$(0.10)
----------------------------------   ----------   --------   -----------------

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Slide 13
TFS MODEL

                             2002               Target
--------------------------------------------------------
Sales                        100.0%             100.0%
Gross Margin                   9.2%              15.0%
Operating Costs               13.0%               5.0%
Operating Margin              (9.4%)             10.0%

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Slide 14
TFS PRO-FORMA BALANCE SHEET ($ THOUSANDS)

(splits between ISD & Microdisplay not audited)

                                                12/31/2002
----------------------------------------------------------
Cash & Short-term Investments                   $ 60,567
Accounts Receivable                               16,085
Inventory                                         17,292
Other Current Assets                               7,170

Plant & Equipment                                 23,345
Intangibles and Goodwill                          40,193
Other Long-term Assets                            10,097

Total Assets                                     174,749

Accounts Payable                                   8,244
Other Short-term Liabs and Debt                    7,357
Stockholder's Equity                             159,148

Total Liabilities and Equity                     174,749

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Slide 15
NASDAQ. TFMD

We are spinning off our LCoS(R) microdisplay business into a new company called Three-Five Microdisplays. The newly traded TFMD will contain all LCoS business, assets, personnel & intellectual property. TFMD stock will be distributed to TFS shareholders pro rata as a dividend in mid-June 2003.

Mid-April                    File Form 10 and Information Statement with SEC

Mid-May                      Receive listing approval from Nasdaq
                             Obtain IRS revenue ruling

Late May                     Record Date

Mid June Distribute stock dividend to TFS stockholders Trading of TFMD stock commences

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Slide 16
CREATING FOCUS

                    Business Fundamentals are very different

                                         TFS                   TFMD
Different growth characteristics         Value/Growth          Growth

Different strategic priorities           Revenue/Margin        Market  Development

Different core deliverables              Services              Products

Different markets & customers            Existing Market       Market Development

Different employee skills & perspective  Engineering and       Technologists and
                                         Sales Personnel       Scientists

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Slide 17
MICRODISPLAY CORE COMPETENCIES

-------------------------- ----------------------- ----------------------
Offers LCoS panels,        Develops, designs,      Strong IP portfolio
electronics, complete      manufactures and        in both near-to-eye
optical sub-systems        supports LCoS products  and projection
                                                   markets
-------------------------- ----------------------- ----------------------

Graphic Shows: Diagram of Glass, Liquid Crystal & Silicon CMOS

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Slide 18
MICRODISPLAY PROJECTION GROUP

TFMD projection meets/beats PolySi & DLP
        Resolution, Cost, Video Quality,
        Brightness, Color
Market developing rapidly
        RPTV market: >4M units in 2002
        High definition requires new technology
        Market still up for grabs
Product strategy
        LCoS devices to light engine developers
        Light engines to OEMs that build products


Graphic Shows: HD Television

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Slide 19

MICRODISPLAY NEAR-TO-EYE

TFMD is the market leader in high resolution NTE applications Beats Transmissive, OLED and FLCD technologies image quality, resolution and video quality

Markets are expanding as costs come down
Industrial, Medical, Commercial - Shipping product
        to established markets now...volume growing
Now ramping to high volume
Engaged with major consumer OEMs

Product Strategy

Components to complete optical and electronic subsystems

Graphic Shows: Near-to-Eye Device

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Slide 20
MICRODISPLAY OPERATING INCOME

                                  ($ thousands)
                               2001           2002            GUIDANCE: 2003
-------------------------------------------------------------------------------
NET SALES                    $  1,902       $  1,439        $5,000 TO $8,000

GROSS MARGIN                   (3,673)        (5,083)
OPERATING COSTS                14,775         18,006

OPERATING INCOME              (18,448)       (23,089)      (16,000) TO (18,000)

ADD BACK:

DEPRECIATION/AMORTIZATION       1,941          3,431

EBITDA                        (16,507)       (19,658)

[LOGO]

---------------------------------------------
Slide 21
LONG TERM MICRODISPLAY MODEL

Sales                                       100%
Gross Margin                                 35%
Operating Costs                              20%
Operating Margin                             15%

[LOGO]


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Slide 22
MICRODISPLAY PRO-FORMA BALANCE SHEET ($ THOUSANDS)

                                 (splits between ISD & Microdisplay not audited)
                                                12/31/2002
--------------------------------------------------------------------------------
Cash & Short-Term Investments                   $20,000
Accounts Receivable                                 885
Inventory                                         2,584
Other Current Assets                                300
Plant & Equipment                                 8,218
Intangibles                                       9,627
Other Long-term Assets                            6,331

Total Assets                                     47,945

Accounts Payable                                    516
Other Accrued Liabilities                           909
Stockholder's Equity                             46,520

Total Liabilities and Equity                     47,945

[LOGO]


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Slide 23
THREE-FIVE SYSTEMS, INC.

Tempe, Arizona

TFS

Listed

NYSE

[LOGO]